TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

We experienced an investment landscape in 2002 that was as unusual as it was unprofitable. Despite limited fourth quarter improvement, calendar year investment results were the worst absolute returns of our investment history. Our most difficult investment challenge has come during the past three years, in the 2000-2002 post-bubble market. One of the goals of our investment methodology is to avoid the incidence of severe capital loss, measured over the minimum time horizon we believe is suitable for equity investing (3-5 years). The Fund certainly lost some ground over the past three years, and no one at Oak Value is excited about negative return outcomes. Still, an 11% cumulative loss during this worst equity market in several generations is, we think, a more than respectable outcome versus broad market erosion of over one third.

At year end, the Oak Value Fund approached its ten-year anniversary (January 18, 2003), and we remain both pleased and proud that its entire long-term track record remains solidly ahead of the passive investment alternative of the S&P
500. Our efforts have met our goals and exceeded our own expectations during the Fund's first decade of operation. We look forward to the next ten years with cautious optimism (based on today's compelling price-to-intrinsic value relationships for the quality companies in the portfolio), sharpened skills (supported by the accumulated knowledge of our experienced investment team), and a renewed appreciation for the long-term durability of our approach (earned during the most severe stress-test environment we hope to experience during our investment careers).


PERIODS ENDED 12/31/02  OAK VALUE FUND    S&P 500
 Three Months                 3.8%           8.4%
 One Year                   -24.3%         -22.1%
 Three Years                -11.0%         -37.6%
 Five Years                   2.5%          -2.9%
 Since Inception*            11.0%           9.3%
 * Inception is 1/18/93 -- 12/31/02; average
   annualized return is shown over that time
   period. All other time periods shown are
   cumulative returns.

A number of things we would not have considered terribly high on a list of probable concerns for companies came out of left field, negatively impacting stock prices during calendar 2002. As one example, credit concerns -- occasionally valid, though often specious -- have lately become of almost paramount importance to investors, trumping all other considerations, despite a low interest rate environment. We consider this one signpost, of several we could detail, of a market unduly obsessed with risk. We certainly believe risk management to be an important function, and we think a lot about the subject. We contend that it remains fundamental, however, to quality analysis that one distinguish real concerns from spurious ones; in a search for "bogeymen," we suspect many investors have forgotten the distinction. The predictable by-product is that nothing looks safe enough to own, and a falling stock price becomes the only immediate solution to compensate for uncertainty, sometimes in a self-fulfilling prophecy. For a time, speculators can take advantage of such a hair trigger environment to reap short term profits.

The ensuing volatility can be unsettling, but need not be of great concern to the long-term owner of businesses via common stocks. Our prescribed antidote to this dyspeptic investment situation is more of the regimen we regularly practice. We think that recent price volatility reinforces the need to own solid business models, those with some protection from competitive forces, shepherded by fair-minded and able management and adept at ultimately producing cash flow adequate to justify investment. Where these conditions are present, investors can rely on their own rationally based assessments of value in contrast to the often emotionally-laden, psychology-of-the-moment influenced current stock price quotation. Over time, company shareholders usually benefit from the progress made by superior businesses. Adding additional investment return from having been able to buy them far below their intrinsic value in, say, uncertain environments like the current one, simply represents sauce for the goose.

To us, current difficulties are far preferable to their investment antecedent, the go-go late 1990s, when principal was freely parted with, in the face of little apparent regard for its safety, let alone a return thereon. Market participants, for a time at least, are more focused on investing, which to us equals at least an assessment of the security of one's capital -- where it is going, what is being done with it, and what are the appropriate expectations of return of it, and on it. We view this as healthy, though it will obviously take some time for investors to differentiate between real problems and apparent ones. There are legions for whom this is an entirely new world, and it will take them time to adjust to it. In the short run, they will err on the side of caution, treating most investments with an equally skeptical eye and often inappropriately convicting the innocent along with the guilty.

We believe improvement will develop, though slowly and on an unpredictable timetable. But high quality businesses -- those with protected competitive situations, good management, revenue and cash flow growth -- will ultimately reward their owners, particularly so for those owners who effect purchases at value prices. Assets purchased between 10 and 15 times their earnings offer "earnings yields" between 6.5% and 10%, with the potential (not a guarantee of course) for growth if the franchise is defensible, often on a tax deferred basis until sale. Even in the midst of stock price uncertainty, many companies are improving their business platform for the future, producing cash flow available for reinvestment, and often repurchasing shares intelligently. Where they can be uncovered, and where the estimates and assumptions supporting one's investment conclusion prove valid, these opportunities beat available investment alternatives. By a lot, in our view. We think we have found a few over the years, and especially of late.

If we were required to liquidate the Fund's investment portfolio today, the results would be what they were based on recent quotations, and it wouldn't be a pretty outcome. That is not an action we are forced to contemplate. As Fund shareholders, you of course have some influence to lend in that regard, in terms of your propensity to add or subtract from your current Oak Value Fund investment. We remind you that rational estimates of intrinsic value may be vague, but are not, to our way of thinking, less valid than current stock prices, though they remain less than obvious to casual observers, uninformed investors, and an ever fickle media. We hope that Benjamin Graham's words from The Intelligent Investor (4th Edition) provide support, in times admittedly weighted toward pessimism, to you as they do us: "The true investor . . . is free to disregard the current price quotation . . . you will be wiser to form your own idea of the value . . . based on full reports from the company about its operations and financial position." While we're on this topic, we'll keep doing our homework (company research). Additionally, we are happy to recommend that your homework be getting a copy and reading Chapter 8, "The Investor and Market Fluctuations." We don't think you will regret it and your future investment decision-making may profit from it.

/s/ George W. Brumley
George W. Brumley, III, Co-Manager

/s/ David R. Carr
David R. Carr, Jr., Co-Manager

NOTE: Please see the Important Information section of this report on page 11 for disclosure that applies to both this letter and the Management Discussion that follows.

MANAGEMENT DISCUSSION AND ANALYSIS
BY CO-MANAGERS GEORGE W. BRUMLEY, III AND DAVID R. CARR, JR.
--------------------------------------------------------------------------------

                     INTRODUCTION AND BROAD MARKET CONTEXT

"ONLY BUY A STOCK THAT YOU'D BE COMFORTABLE OWNING IF THEY CLOSED THE STOCK EXCHANGE FOR THREE YEARS." - Warren Buffett

Lately, we suspect most investors would prefer Mr. Buffett's hypothetical investment world to the real one! Speaking charitably, 2002 investment results were disappointing. Bluntly, they resemble the fabled description of the Grinch: stink, stank, stunk. Most stocks went down and some stocks went down a lot in 2002, a summary that applies equally to the broad market and to the Oak Value Fund (the "Fund") portfolio. A fourth quarter recovery was mildly encouraging, but in truth it barely palliated a year that remains a painful memory for most investors and for us as Fund shareholders. Losses in the quarter's closing weeks extinguished an earlier rally, providing perhaps fitting punctuation for a dreadful year.

The chart below compares the performance of the Fund to results over various historical time periods for several relevant comparables, including the Fund's performance benchmark, the S&P 500. Looking backward over the 3-5 year time frame from December 2002, there were quite clearly ample opportunities for acute capital impairment, an outcome we are happy to have steered the Fund away from. Some of that protection was a result of avoiding the sizable commitments of capital that many of our professional investing competitors were making to things we could not rationally explain. For example, we largely steered clear of overvalued companies, mostly in the technology area, with stock market valuations all out of rational proportion to their inherent worth as businesses. We chose to do so at times well before trouble showed up for many of them in terms of stock price depreciation. And while we were penalized in terms of performance (not to mention dismissed as Luddites) in 1999's euphoric market, that conviction protected Fund capital as the bubble deflated over a three year grind.

                OAK VALUE FUND VERSUS ITS BENCHMARK (CUMULATIVE)
[OAK VALUE CHART IN PERCENTAGE]

                                           Oak Value Fund            S&P 500                 NASDAQ                Lipper*
                                           --------------            -------                 ------                -------
4Q02                                             3.8                    8.4                   14.0                    5.9
1 YEAR                                         -24.3                  -22.1                  -31.5                  -22.4
3 YEAR                                         -11.0                  -37.6                  -67.2                  -27.8
5 YEAR                                           2.5                   -2.9                  -15.0                   -1.0

*Average US Diversified Stock Fund
Source: Lipper, Morningstar, WSJ

It is our contention that a mirror situation may be present now, where despite dismal recent results we are nonetheless quite enthused about current price-to-intrinsic value relationships for the Fund portfolio. We certainly aren't 180 degrees away from the old bubble days (look at Amazon's or EBay's p/e multiple as one indicator), but we are getting there in selected pockets of the equity market.

The prevailing mood that we see present in the market remains pessimism. At a basic level, there are fairly garden-variety grounds for uncertainty: a weak economy, struggling corporate profitability. Added to these are the current era's distinctive concerns of war worries, terrorism, and the bubble market/economy hangover. This latter item carries a plethora of associated baggage that has dashed confidence in business executives, stock analysts, company directors, auditors, regulators, and "Wall Street" in general. With all this to worry about, is market weakness any great surprise? The historic stock market losses to which these conditions have contributed have also now themselves become further justification for skepticism, in a recursive, self-feeding spiral of negativity. In our view, it will remain a challenge for stock prices to advance in an environment with this much headwind.

"THE FOX KNOWS MANY THINGS, THE HEDGEHOG, ONE BIG THING." - Archilocus

For all of 2002's sound and fury, the short term performance outcome does not entirely shock us. "Mama said there'd be days like these," or at least our philosophical mentor, Professor Benjamin Graham, did when he opined on market volatility many decades ago: " . . . the investor may as well resign himself to the probability, rather than the mere possibility that most of his holdings will advance, say, 50% or more from their low point and decline the equivalent one-third or more from their high point at various periods in the next five years." Time horizons inevitably shrink when wariness reigns. Investors' ability to differentiate between cyclical challenges and fundamental weakness, rarely a strong point to begin with, shrinks to virtually nil. When widespread skepticism and mistrust abound, risk is priced cheaply, and safety held dear. Common stock ownership is viewed as risky, based on the reinforcing effect of recent events: prices have fallen, ergo investors believe stocks are risky. As we recall, the exact opposite opinion held sway a scant three years ago, after a decade of outsized returns had left little chance for further upside, but we digress.

The market "fox" is forced to know a great many things, and lately the media and investors have been focused almost exclusively on the downside. And some, perhaps even many, of the stock price adjustments made may have been appropriate, especially since so many stocks in the broad market began the slide three years ago at inflated levels. But as stock picking "hedgehogs," we can stick to our "one big thing," i.e., focusing on a select few businesses that we can understand and rationally value: good businesses, with good management, at attractive prices. We aren't required to assume the burden of defending the entire stock market. Whether the reaction to the conditions we have witnessed is judged as extreme is currently in the eye of the beholder and will be for market historians to discern. For our part, we note that what may be generally appropriate in terms of stock price markdowns in recent history needn't be accepted as universally accurate as it relates to stock price versus intrinsic value.

Here is our main point: we as Fund shareholders are faced with today's examples of general uncertainties -- macroeconomics, geopolitics, interpretation of financial and business outcomes, market gyrations -- through which quality businesses have historically grown their sales, earnings, and intrinsic values over literally decades. In a market that we think has become hyper-averse to risk, it does not surprise us that it has been difficult for many to discern those companies with impaired business models from those suffering temporary setbacks and/or cyclical weakness. We think discernment will ultimately win out over equivocation; successful business models that produce cash earnings for their owners will be rewarded with stock prices consistent with that outcome. Or, as Professor Graham put it in 1972, "Through all their vicissitudes and casualties, as earth-shaking as they were unforeseen, it remained true that sound investment principles produced generally sound results. We must act on the assumption that they will continue to do so."

                            4Q 2002 PORTFOLIO UPDATE

For the fourth quarter, the Fund posted gains less than those for the S&P 500 Index. Market trailing performance in the recovery unfortunately erased a slight lead above the Index, held for much of the year, and performance finished slightly behind the S&P 500 for the full year. The Fund portfolio gained ground in the Media, Healthcare, and Technology segments. Seven stocks, E.W. Scripps, Dow Jones, Diebold, AOL Time Warner, Comcast, Merck, and Hewlett Packard were the primary contributors to positive results. The latter four made greater contributions, based on the influence of sizable portfolio commitments for AOL, Comcast, and Merck and a robust stock price performance for the lighter weighted Hewlett Packard.

Before kudos are handed out, we note that most of these "magnificent seven" fell into the category of improvement from previous depths. Several of them made negative contributions, some sizable, to performance for the full year. On the other side of the ledger, Charter Communications, Interpublic Group, Waters, and Tupperware generally detracted most from fourth quarter performance.

Let's talk about the trouble spots. Waters is the leading supplier of sophisticated, integrated analytical equipment to researchers working with chemical compounds, most typically patented drug companies. We originally uncovered Waters in researching suppliers to pharmaceutical companies. In fact, we owned the company briefly late in 2001 and sold it then when the stock price quickly reached our assessment of Waters' underlying value. We recently re-established the Waters position and are undisturbed by price weakness there - in fact it is a perfect example of where we see a sizable difference between higher intrinsic value and a currently weak stock price. We think Waters is a fine example of the opportunities being served up by market volatility, and have built a position for the Fund at valuations that are even more attractive to us than our earlier entry point in late 2001.

Tupperware is a smaller position, in a brand for which we have great respect, but that is nonetheless struggling to grow its sales and profits. We are closely monitoring their progress in developing complementary sales channels (retail presence via Target, mall kiosks, the internet) to their direct distributors and improving international operations for products that consumers know and love.

                       DISTRIBUTION BY BUSINESS CATEGORY
                            AS OF DECEMBER 31, 2002
[OAK VALUE PIE CHART IN PERCENTAGE]

Consumer Related                                               10
Diversified                                                    17
Finance Related                                                12
Healthcare                                                      9
Insurance                                                      11
Marketing Services                                              4
Media                                                          17
Technology                                                      9
Telecom                                                         9
Cash & Equivalents                                              2

Our views on Interpublic are essentially unchanged from the comments we made three months ago in the portfolio commentary for the third quarter. Cyclical softness in the advertising business and an SEC investigation of their 2002 parent company's financial restatement has weighed heavily on Interpublic's stock price. We do not believe it has damaged the long term business franchise of their leading advertising agencies. We have met with management on several occasions and are satisfied with their response to their (admittedly self-inflicted) wounds in the area of internal controls, intra-company accounting, and rationalization of prior acquisitions. Most importantly, we believe we are covered by an adequate margin of safety, as measured by the gap between the recent stock price and a reasonable assessment of the intrinsic value of Interpublic's prodigious cash flow. At current prices, we believe the risk/reward tradeoff of owning Interpublic is sufficiently attractive to warrant working through a weak economy and the management and financial control improvements they are implementing.

And finally Charter, which has been to us what the invasion of Russia was to Napoleon; some days it feels like Waterloo. We believe we have been reasonable and realistic in our expectations about what will be required for Charter to successfully execute their business model. Skeptics have made the case that

Charter will not produce adequate cash to fund its admittedly large debt obligations, choosing to dismiss the company's reported financial (growing revenues and cash flows) and business (increased penetration of new services) progress. We have been more than casual observers of the contentions of those who cite alleged accounting misdeeds at Charter (and the associated class-action litigation they have spawned) as evidence of business vulnerability (see our comments on market skittishness above in the INTRODUCTION AND BROAD MARKET CONTEXT section). We have looked at the accounting questions, primarily related to capitalization of labor expenses and basic subscriber counts. We think reasonable people can disagree about accounting treatment without sinister forces being at work, but we recognize that there isn't much we can say to make anyone feel better about an investment that has declined so much in price.

We believe that reasonable assumptions about prospective cash flows available to Charter shareholders, after payment of debt obligations and capital spending, indicate a sizable gap between the value of those cash flows and the current share price. Certainly we are cognizant of an increased level of risk in a company with sizable leverage whose stock price has declined significantly. Neither do we dismiss the possibility of a balance sheet restructuring that reduces the realizable investment proceeds below our estimate of the intrinsic value of Charter's cable assets. Even adjusting for these uncertainties, we believe investment opportunity exists well in excess of the current stock price sufficient to warrant our continued commitment of capital to Charter as an investment.

                             2002 PORTFOLIO UPDATE

We are neither happy about nor satisfied with the investment results in 2002 and we share our fellow shareholders' concerns about recently declining account balances. We take limited solace in the protection of capital from substantive erosion over the past three years. Fund shareholders with whom we have longer relationships than the most recent three years can at least consider our capital preservation abilities in light of market alternatives, while those with shorter tenure are not likely afforded even that glimmer of optimism. Attribution of under-performance in 2002's leg of the horrific bear market can be traced to holdings in a limited number of business categories and a handful of portfolio positions therein. Roughly two-thirds of the negative performance for the full year can be found in the Telecommunications (Charter, Comcast), Marketing Services (Interpublic Group), Finance Related (Household), and Diversified (Cendant) areas of the Fund's portfolio.

Of the primary performance culprits identified above, only Household now appears to have no chance of fulfilling our original investment expectations. UK-based HSBC will apparently capture for themselves much of the business value we believe exists in Household, having announced a buyout offer for the company at $30 per share. While preferable to stock price quotes in the $21 range in October, this cap on proceeds from Household as an investment is considerably inferior to our estimate of intrinsic value. The events that culminated in this poor outcome, we think, are reflective of the bizarre market environment and litany of contributing uncertainties that we described in the INTRODUCTION AND BROAD MARKET CONTEXT section. In our view, a negative chain of events for the company made Household's market position look worse than it actually was. Undoubtedly influenced by a tenuous environment that loathes all uncertainty, we suspect that Household's management and its board of directors concluded that acceptance of a low-ball offer for all of Household's common stock was an acceptable alternative to the melt-down situation that they believed possible. Value implosion was perhaps considered all the more credible because it had befallen several of Household's weaker competitors, e.g., Providian, Money Store (purchased for billions by First Union and subsequently shuttered), Conseco, etc. That Household's final quarter as an independent public company comfortably produced earnings above expectations remains a pyrrhic victory. The maximum proceeds for this investment are capped at HSBC's $30 offer; we think they are getting a heckuva deal.

In the other largest trouble spots for 2002 - Charter, Comcast, Interpublic and Cendant - we disagree with the stock market's current verdict, via recently quoted prices, of the worth of these portfolio businesses. That is not to say that their prospects are without near-term uncertainty. We simply don't believe that their uncertainties are currently being appropriately weighted nor their worthwhile attributes properly appreciated at current market prices. We discuss Charter and Interpublic above in the 4Q 2002 PORTFOLIO UPDATE section. Our view on Comcast remains consistent with past commentaries, see especially the 2Q '02 PORTFOLIO COMMENTARY. With Cendant, we remain somewhat puzzled as to the stock price weakness. We can cite a few theories about why the company trades well below intrinsic value, but that isn't the same as being able to explain it or agree with it.

--------------------------------------------------------
                    TOP TEN HOLDINGS
                AS OF DECEMBER 31, 2002
--------------------------------------------------------
 BERKSHIRE HATHAWAY                               12%
 COMCAST                                           7%
 AMBAC FINANCIAL                                   6%
 XL CAPITAL, LTD.                                  5%
 AOL TIME WARNER                                   5%
 CONSTELLATION BRANDS                              5%
 CENDANT                                           5%
 E.W. SCRIPPS                                      5%
 MERCK & CO.                                       5%
 SCHERING PLOUGH                                   5%
--------------------------------------------------------

In the interest of equal time, allow us the illustration of a rare portfolio bright spot in discussing EW Scripps. The Ohio company is a diversified media concern with interests in newspapers, broadcast television stations, cable television networks and other media-related enterprises. Their primary traditional media assets are broadcast television stations and newspapers - conventional cash-cow type assets for media companies. Scripps also nurtured several "category" cable television networks, most notably Home and Garden Television (HGTV) and the Food Network, from startup status and its attendant cash drain to bona fide valuable assets. Recognizing early the value to advertisers of lifestyle networks, they developed HGTV from the ground up and swapped assets and purchased minority interests in Food. They have also launched two additional networks, Do It Yourself (DIY) and Fine Living to earlier success than the prior two efforts.

We believe these gems of Scripps' business should support its management team's candidacy for the capital allocation Hall of Fame. For several years while Wall Street analysts whined about the drain on current earnings caused by network start up costs, Scripps ignored the naysayers and kept building their value. While competitors paid top dollar to grow by acquisition of traditional media properties, Scripps organically produced compelling content, built relationships with advertisers, and grew subscriber counts for the new networks through the execution of carriage agreements with cable companies. The stock price traded in the $40-50 band for the better part of two and a half years through early 2001.

Driven largely by measurable progress in the cable networks, value was clearly accruing to Scripps' owners, though its stock price languished. Scripps' stock price subsequently made up for some of its prior stagnation with solid performance in 2001 and again last year. You could have done some pretty straightforward arithmetic long before the visible price appreciation, however, to reveal that the aggregate price at which the individual businesses would likely change hands in sale transactions was significantly in excess of the stock price. For those who take their cues from an assessment of the business, rather than from the stock market quotation, it jumped out at you like a BAMM! on Emeril's cooking show.

We aren't suggesting that this particular investment worked out so all the other ones will too. During the two years prior to 2001, nobody (including us) could have told you then when the market might wake up and adjust the apparent price/value discrepancy. We simply use this illustration as a specific example, a parable if you will, to indicate that looking to stock market prices as a necessarily valid reckoning of value on any given day is, in our view, as likely as not to lead you astray. As investors, we look for quality companies run by management teams that we think will fairly steward the business for all owners. We then seek to pay an attractive price, i.e., one that is discounted from a reasonable estimate of the intrinsic value of the business. In summary, we want a good business, with good management, at an attractive price. Our estimate of intrinsic value remains the measure we use to consider progress after acquisition because we think it's a more reliable guide to investment profits than stock prices. Many prefer the path of selling their ownership interest in quality businesses supported by no logic other than that their price quotations have fallen. Accepting those prices as valid, lately influenced by pessimistic psychology, reinforced by recent negative experience, and in many cases totally divorced from underlying economics, represents to us an unlikely path to profits.

                               PORTFOLIO ACTIVITY

Activity in the Fund portfolio was relatively light during the fourth quarter, in terms of both numbers of positions and portfolio percentages involved. We added three new companies, Certegy, Scientific Atlanta and IMS Health, Inc. and eliminated exposure to one prior investment, Republic Services Group.

                                   PURCHASES

We initiated positions in three companies, Scientific Atlanta, Certegy, and IMS Healthcare, Inc. during the fourth quarter. We essentially re-introduced the Scientific Atlanta position, having sold that company earlier in the year in order to reduce the Fund's taxable gain for 2002. Our research into the attractiveness of cable companies' prized new revenue streams (high speed cable modems and digital cable and the enhanced services such as video-on-demand that they enable) led us to recognize and analyze related businesses. Scientific Atlanta is a leading provider of both digital set-top boxes for cable television customers, and of essential system gear purchased by the cable industry. Scientific Atlanta is the foremost supplier of much of the enabling technology that facilitates cable companies' growth in an area that is core to meeting those customers' business objectives. They have long standing customer relationships with several leading cable companies, and have integrated their equipment to both run the "back of the house" cable systems' functionality and "front of the house" delivery of the service to cable customers. The weak economy, general market bearishness, and especially concerns about the cable industry in particular (as we well know) has contributed to Scientific Atlanta's continued stock price weakness. In our view, this has created a compelling gap between the low price at which the stock has been trading and the value inherent in the business.

Both of the remaining additions are in the business of managing information, Certegy facilitating electronic financial transactions and IMS capturing data about prescription sales and reselling it as value added information to various members of the healthcare value chain. These initial positions are relatively small, reflecting primarily our valuation discipline, but also alternative portfolio opportunities and their relative newness as businesses held in the Fund's portfolio.

As hard as it may be to believe, building on a company history of pharmaceutical market research and drug sale audits, IMS has largely made a billion dollar business of tracking pills. On a global basis, they electronically accumulate information about prescription drug sales from sources throughout the healthcare industry. Drug manufacturers and distributors, and point of purchase locations where consumers obtain prescription medication - retailers, hospitals and clinics, mail order, doctors' offices, pharmacy benefits managers, HMOs, etc. - populate a rich database. If it participates in the drug distribution chain and/or you can legally buy a drug there, IMS collects volume and descriptive data about the transaction. (Wal-Mart, long known to jealously guard its sales data, is the lone exception of consequence, though its impact can be quite well approximated based on triangulation of the other data points.)

The outcome is that IMS knows which drugs are being prescribed, where, when, and how often (patient confidentiality is protected via a unique ID number as the identifier). IMS meticulously scrubs their raw data, applying algorithms to filter out double counting from transfers within the value chain (drug company to distributor, then to retailer, for example). They also aggregate, organize and classify the data - geographically, by therapeutic category, by sales channel, etc. - in ways that are of interest to their customers. Thus is raw data - a simple count of how many of which pills, prescribed by which physicians, sold where and how often, and through which channel of the medical system - transformed into useful information and sold for handsome profits to those for whom such information is critical to their businesses. (You've gotta love capitalism.) Large branded pharmaceutical companies represent IMS' largest customer base, using the information to support their own market research and sales force management and compensation.

We triangulated on IMS through prior ownership of its former Dun and Bradstreet parent, as a cross-reference during our research of the pharmaceutical industry, and through the natural osmosis of our immersion in company research in general. In our opinion, IMS defines a niche business. They are far and away the market leader, controlling roughly 70% of the market for prescription drug sales information. Long-standing customer and vendor relationships make the threat of new competition negligible in our view. High margins, low capital intensity, dominant market share, focused management and an attractive share price - in these we see value.

The Fund's purchase of Certegy, also an information based business, marked a return to familiar ground. We owned Certegy shares briefly as a result of receiving them in a spin-off from Equifax in the second quarter of 2001. Our goal, at that time, was to establish a larger position in the Fund at reasonable prices. Unfortunately, or perhaps fortunately, we were unable to build a larger position, as the shares appreciated beyond our target purchase price post spin-off, and we profitably exited the Fund's Certegy position early in 2002 based on our view of over-valuation. We again purchased shares of this company for the Fund portfolio late this year as the market reversed that situation on price weakness apparently related to the loss of one large customer in Brazil.

Certegy operates in three related lines of business in the area of financial transactions, on an international basis, with each providing roughly one third of revenues. Their customers are community banks and credit unions on the financial service provider end of the transaction and merchants and retail establishments on the other. Consumers sit in the middle and have the happy experience of securely using non-cash funds for all kinds of commercial transactions, while merchants gain efficiency and security related to converting those transactions into cash. Certegy operates an electronic payments network for processing credit and debit card transactions, facilitating acceptance of these payments for merchants and retailers. Though most large retail chains use one of the larger industry competitors (First Data Corp. or Total Systems, a unit of Synovus), Certegy has carved out a profitable competitive niche serving a large number of small businesses that require technology solutions to accept the electronic form of payment that consumers increasingly prefer. Certegy also provides fraud protection and related risk management services for check acceptance, also for merchant and retailer customers. For this segment, they do in fact serve the very large retail chains (e.g., Sears, Circuit City, Pep Boys, etc.) who find value in Certegy's expertise in managing the payment risk associated with check acceptance. Finally, the company serves as the dominant provider of essentially turnkey entry into credit card issuance for community banks and credit unions, a niche they dominate through agreements with those organizations' trade associations.

Historically, Certegy's revenue and cash flow growth have been in the high teens, driven by international expansion and healthy organic growth in electronic payments in the economy. Like IMS, high profit margins, significant competitive advantages, low capital intensity, solid management and an attractive share price present us with, in our opinion, an attractive investment alternative.

---------------------------------------------------
          4Q 2002 PURCHASE/SALE ACTIVITY
---------------------------------------------------
       POSITION              BUSINESS SUMMARY/
    (P/S; INDUSTRY)           REASON FOR SALE
---------------------------------------------------
      IMS HEALTH         Reasonably priced provider
(PURCHASE; HEALTH CARE   of market information and
 INFORMATION SERVICES)   sales management data to
                         pharmaceutical companies.
---------------------------------------------------
        CERTEGY          Global supplier of
 (PURCHASE; FINANCIAL    electronic payment
       TRANSACTION       services to financial
       PROCESSING)       institutions and
                         merchants.
---------------------------------------------------
  SCIENTIFIC ATLANTA     A leading provider of
  (PURCHASE; TELECOM     essential equipment
      EQUIPMENT)         purchased by the cable
                         industry, an area that is
                         core to meeting those
                         customers' business
                         objectives.
---------------------------------------------------
   REPUBLIC SERVICES     Price target achieved.
(SALE; WASTE DISPOSAL)
---------------------------------------------------

                                     SALES

We eliminated one Fund position during the fourth quarter, Republic Services Group. Republic shares fairly dramatically outperformed the horrendous market over the past two years during our ownership period as they appreciated moderately while the rest of the market fell drastically. We sold shares recently to eliminate the position as the share price moved closer to our estimation of intrinsic value.

                               PORTFOLIO OUTLOOK

"THE FUTURE WILL BE BETTER TOMORROW."
 - Dan Quayle

As long time shareholders know, we try to have little, if any, view on "big picture" macro economic issues and certainly avoid future prognostications about "the market." Our view on the former tends to agree with Mr. Buffett: "If I make predictions about the economy, I don't pay any attention to them." As for market outlook, we view our business as rightly focused on reducing the opportunity for error. In "predicting" the market, the variables are too numerous and the unknowns too many to allow for an "outlook" to differ terribly much from a guess, when all is said and done. In point of fact, depreciation in the Fund's aggregate portfolio value by nearly one quarter over the course of a year is clearly not an outcome we set out to achieve. Dismal results occurred against the backdrop of the nastiest stock market in several generations, lately ensconced as the worst since the Great Depression, certainly one we had no power to predict in advance.

Importantly, we've found that predicting ultimately doesn't much matter. Over long time periods there tend to exist opportunities to buy good businesses at attractive prices. We are careful to retain an appropriately long term view, and to evaluate what we view as the real economic value of companies that trade in the stock market. We try to base our assessment of those companies on the strength of their underlying enterprises and their competitive positions. The final ingredient to successful investing, in our humble opinion, is patient and careful observation of stock price activity for buying opportunities in those limited situations where we have developed an informed opinion of rational value. Some environs offer more opportunity, some less, but we have found that "chance favors the prepared mind," and thus we continue with our diligent first-hand research into a variety of businesses. We believe that rational estimates of intrinsic value are not less real or less valid than current stock prices. We allow that they are often less than obvious to the casual observer and the ever fickle media; in fact we count on it.

We personally think it would NOT be prudent for investors to plan for a return to a world of equity profits well above long term averages (roughly 11%). We have historically endorsed investor expectations consistent with long term equity market returns: 8-12% average annual returns, over a reasonable number of years. Single year and even multi year results will surely vary widely outside that range, with some higher and some lower. Situation of even longer term results within the admittedly wide range is not a guaranteed outcome. Returns near or below the low end would not surprise us; we suspect results at the high end will likely be worth cheering about. Additionally, placement outside of or near the lower or upper end of the 8-12% range will vary by shareholders' specific holding period for Fund shares, and of course also be influenced by a variety of external factors. Our goal will be to invest shareholders' capital in the Fund in such a way that long term results outperform the broad market, net of fees, over at least a five year time horizon. We have accomplished that goal in the past and, while past performance is no guarantee of future results, we have no plans to vary our method of pursuing that outcome in the future.

                                   CONCLUSION

We recognize that the Fund's poor posted 2002 investment results remain the objective fact, while superior intrinsic values embedded in portfolio positions remains our considered opinion. We know that shareholders are logically concerned about declining portfolio values. We also know that investment capital is valuable, and are keenly aware of the consequences of its decline. 2002 created for us a disparity unique in our memory. We are faced on the one hand with disappointing recent investment results and the impact that has had on the Fund's value, a measure of shareholders' well-being if not their livelihood. On the other hand, we view the quality of underlying portfolio businesses, and the discount of current prices from intrinsic values, as historically attractive. We will therefore remain steadfast in maintaining our analytical rigor, our intellectual honesty, and our investment methodology as a prudent guide to managing assets in turbulent markets. We expect our disciplined application of proven investment principles to earn returns on capital that are both attractive and competitive with alternatives over long time periods.

As always, thanks for your continued support.

George W. Brumley, III                                        David R. Carr, Jr.

                             IMPORTANT INFORMATION

Authorized for distribution only if preceded or accompanied by a prospectus. Where shown or quoted, recent company returns (for example calendar quarter or trailing twelve months) are stock price changes only, and reflect neither dividends nor any fees associated with an investment in the Oak Value Fund (the "Fund"). This MANAGEMENT DISCUSSION and the LETTER TO SHAREHOLDERS that immediately precedes it seek to describe the Fund managers' current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security. Displays detailing a summary of holdings (e.g., best and worst stocks, business category distribution, etc.) are based on the Fund's holdings on December 31, 2002 or held during the fourth quarter of 2002.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

The MANAGEMENT DISCUSSION and the LETTER TO SHAREHOLDERS may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent calendar quarter and year, we use this perspective only because it reflects industry convention. The Fund and its investment adviser do not subscribe to the notion that three-month calendar periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Fund portfolio commentary should be construed as a forecast of overall market movements, either in the short or long term.

Any hyperlinks and/or references to other web sites contained in this material are provided for your convenience and information. We do not assume any responsibility or liability for any information accessed via links to or referenced in third party web sites. The existence of these links and references is not an endorsement, approval or verification by us of any content available on any third party site. In providing access to other web sites, we are not recommending the purchase or sale of the stock issued by any company, nor are we endorsing products or services made available by the sponsor of any third party web site.

Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average Annual Total Returns for the Fund for periods ended 12/31/02: Since inception (1/18/93) = +11.0%, One Year = -24.3%, Five Years =
+0.5%.

For more information about the Fund, including objectives, strategies, risks, charges and expenses, please obtain a copy of the Fund's prospectus which is available at www.oakvaluefund.com or by calling 1-800-622-2474.

OAK VALUE FUND
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
             IN THE OAK VALUE FUND AND STANDARD & POOR'S 500 INDEX

            OAK VALUE FUND
     AVERAGE ANNUAL TOTAL RETURNS
        AS OF DECEMBER 31, 2002

         1 Year                    5 Years              Since Inception*
        -24.34%                    0.50%                     10.98%

[GRAPH IN DOLLAR AMOUNTS]

                                                                       OAK VALUE FUND                     S&P 500 INDEX
                                                                       --------------                     -------------
1/93                                                                       10000                              10000
6/93                                                                       10360                              10452
12/93                                                                      12205                              10970
6/94                                                                       11818                              10599
12/94                                                                      12021                              11115
6/95                                                                       13333                              13362
12/95                                                                      15487                              15292
6/96                                                                       17205                              16836
12/96                                                                      19976                              18803
6/97                                                                       24019                              22679
12/97                                                                      27507                              25076
6/98                                                                       32319                              29518
12/98                                                                      32713                              32242
6/99                                                                       34516                              36238
12/99                                                                      31691                              39027
6/00                                                                       31787                              38861
12/00                                                                      37449                              35473
6/01                                                                       39200                              33098
12/01                                                                      37273                              31258
6/02                                                                       32611                              27144
12/02                                                                      28201                              24349

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

                            CALENDAR   CALENDAR   CALENDAR   CALENDAR   CALENDAR
                             1993*       1994       1995       1996       1997
--------------------------------------------------------------------------------
 Oak Value Fund...........   22.04%     -1.54%     28.89%     28.99%     37.70%
 S&P 500 Index............    9.60%      1.32%     37.58%     22.96%     33.36%
--------------------------------------------------------------------------------

--------------------------  -----------------------------------------------------------------------
                                                   CUMULATIVE TOTAL RETURNS
--------------------------  -----------------------------------------------------------------------
                                                                                        SINCE
                            CALENDAR   CALENDAR   CALENDAR   CALENDAR   CALENDAR      INCEPTION*
                              1998       1999       2000       2001       2002     (AS OF 12/31/02)
--------------------------  -----------------------------------------------------------------------
 Oak Value Fund...........   18.93%     -3.12%     18.17%     -0.47%    -24.34%        182.01%
 S&P 500 Index............   28.58%     21.04%     -9.12%    -11.90%    -22.09%        142.29%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------------
                                                            FOR THE PERIODS ENDED DECEMBER 31, 2002
                                           -------------------------------------------------------------------------
                                                                                                           SINCE
                                           SIX MONTHS(a)     ONE YEAR     THREE YEARS     FIVE YEARS     INCEPTION*
--------------------------------------------------------------------------------------------------------------------
 Oak Value Fund.........................      -13.52%        -24.34%         -3.81%          0.50%         10.98%
 S&P 500 Index..........................      -10.30%        -22.09%        -14.56%         -0.59%          9.30%
--------------------------------------------------------------------------------------------------------------------

*  Inception date of the Oak Value Fund was January 18, 1993.
(a)  Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investment securities at market value (acquisition cost of
  $231,797,190) (Note 2)....................................  $ 216,868,785
Receivable for securities sold..............................      3,159,102
Receivable for capital shares sold..........................        312,416
Dividends receivable........................................        333,863
                                                              -------------
  TOTAL ASSETS..............................................    220,674,166
                                                              -------------
LIABILITIES
Payable for capital shares redeemed.........................        398,110
Accrued expenses and other payables:
  Investment advisory fees..................................        174,419
  Administrative services fees..............................          7,946
  Accounting services fees..................................          3,876
  Shareholder services and transfer agent fees..............         37,353
  Other.....................................................         36,919
                                                              -------------
  TOTAL LIABILITIES.........................................        658,623
                                                              -------------

NET ASSETS..................................................  $ 220,015,543
                                                              =============

Net assets consist of:
Paid-in capital.............................................  $ 238,387,266
Accumulated net investment loss.............................       (107,301)
Accumulated net realized losses from security
  transactions..............................................     (3,336,017)
Net unrealized depreciation on investments..................    (14,928,405)
                                                              -------------
Net assets..................................................  $ 220,015,543
                                                              =============

Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value).......................     10,209,569
                                                              =============

Net asset value, offering price and redemption price per
  share (Note 2)............................................  $       21.55
                                                              =============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends.................................................  $   1,526,710
  Interest..................................................          7,848
                                                              -------------
    TOTAL INVESTMENT INCOME.................................      1,534,558
                                                              -------------

EXPENSES
  Investment advisory fees (Note 4).........................      1,088,714
  Administrative services fees (Note 4).....................         49,598
  Shareholder services and transfer agent fees (Note 4).....        241,080
  Accounting services fees (Note 4).........................         25,355
  Professional fees.........................................         63,590
  Printing fees.............................................         39,451
  Registration fees.........................................         30,694
  Custodian fees............................................         10,891
  Trustees' fees and expenses...............................         64,789
  Insurance expense.........................................         16,360
  Miscellaneous fees........................................         11,337
                                                              -------------
    NET EXPENSES............................................      1,641,859
                                                              -------------

NET INVESTMENT LOSS.........................................       (107,301)
                                                              -------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses from security transactions............     (2,325,803)
  Net change in unrealized appreciation/depreciation on
    investments.............................................    (34,734,757)
                                                              -------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS...........    (37,060,560)
                                                              -------------

NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (37,167,861)
                                                              =============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               SIX MONTHS
                                                                  ENDED             YEAR
                                                              DECEMBER 31,         ENDED
                                                                  2002            JUNE 30,
                                                               (UNAUDITED)          2002
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment loss.......................................  $    (107,301)   $   (1,123,066)
  Net realized gains/losses from security transactions......     (2,325,803)        7,323,048
  Net change in unrealized appreciation/depreciation on
    investments.............................................    (34,734,757)      (64,317,938)
                                                              -------------    --------------
Net decrease in net assets from operations..................    (37,167,861)      (58,117,956)
                                                              -------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains from security transactions........             --        (7,323,620)
                                                              -------------    --------------
Decrease in net assets from distributions to shareholders...             --        (7,323,620)
                                                              -------------    --------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold.................................     35,315,836        91,689,838
  Net asset value of shares issued in reinvestment of
    distributions to shareholders...........................             --         7,148,844
  Cost of shares redeemed...................................    (57,868,102)     (100,066,353)
                                                              -------------    --------------
Net decrease in net assets from capital share
  transactions..............................................    (22,552,266)       (1,227,671)
                                                              -------------    --------------

NET DECREASE IN NET ASSETS..................................    (59,720,127)      (66,669,247)

NET ASSETS:
  Beginning of period.......................................    279,735,670       346,404,917
                                                              -------------    --------------
  End of period.............................................  $ 220,015,543    $  279,735,670
                                                              =============    ==============

SUMMARY OF CAPITAL SHARE ACTIVITY:
  Shares sold...............................................      1,615,871         3,273,670
  Shares issued in reinvestment of distributions to
    shareholders............................................             --           280,135
  Shares redeemed...........................................     (2,633,322)       (3,594,574)
                                                              -------------    --------------
  Net decrease in shares outstanding........................     (1,017,451)          (40,769)
  Shares outstanding, beginning of period...................     11,227,020        11,267,789
                                                              -------------    --------------
  Shares outstanding, end of period.........................     10,209,569        11,227,020
                                                              =============    ==============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                 SIX MONTHS
                                   ENDED         YEAR        YEAR        YEAR        YEAR        YEAR
                                DECEMBER 31,     ENDED       ENDED       ENDED       ENDED       ENDED
                                    2002       JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                (UNAUDITED)      2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------
Net asset value beginning of
 period.......................   $   24.92     $   30.74   $   25.13   $   27.96   $   27.04   $   20.63
                                 ---------     ---------   ---------   ---------   ---------   ---------

Income from investment
 operations:
  Net investment income
   (loss).....................       (0.01)        (0.10)      (0.03)       0.11        0.07        0.05
  Net realized and unrealized
   gains (losses) on
   investments................       (3.36)        (5.05)       5.88       (1.48)       1.76        6.98
                                 ---------     ---------   ---------   ---------   ---------   ---------
Total from investment
 operations...................       (3.37)        (5.15)       5.85       (1.37)       1.83        7.03
                                 ---------     ---------   ---------   ---------   ---------   ---------

Less distributions:
  From net investment
   income.....................          --            --          --       (0.11)      (0.07)      (0.05)
  From net realized gains from
   security transactions......          --         (0.67)      (0.24)      (1.35)      (0.84)      (0.57)
                                 ---------     ---------   ---------   ---------   ---------   ---------
Total distributions...........          --         (0.67)      (0.24)      (1.46)      (0.91)      (0.62)
                                 ---------     ---------   ---------   ---------   ---------   ---------

Net asset value at end of
 period.......................   $   21.55     $   24.92   $   30.74   $   25.13   $   27.96   $   27.04
                                 =========     =========   =========   =========   =========   =========

Total return..................     (13.52%)(c)   (16.81%)     23.32%      (7.91%)      6.80%      34.56%
                                 =========     =========   =========   =========   =========   =========

Net assets at end of period
 (000's)......................   $ 220,016     $ 279,736   $ 346,405   $ 280,833   $ 624,773   $ 433,903
                                 =========     =========   =========   =========   =========   =========

Ratio of expenses to average
 net assets (a)...............       1.36%(b)      1.23%       1.22%       1.13%       1.10%       1.22%

Ratio of net investment income
 (loss) to average net
 assets.......................      (0.09%)(b)    (0.36%)     (0.12%)      0.28%       0.27%       0.41%

Portfolio turnover rate.......         16%           63%         52%         22%         38%         15%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, and the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.24%, 1.23% and 1.14% for the years ended June 30, 2002, June 30, 2001 and June 30, 2000.
(b) Annualized
(c) Not annualized

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                               MARKET
  SHARES      COMMON STOCKS (98.3%)                                            VALUE
-----------------------------------------------------------------------------------------
              CONSUMER RELATED (10.1%):
   444,200    Constellation Brands, Inc. - Class A (b)....................  $  10,531,982
   317,500    Tupperware Corp. ...........................................      4,787,900
   219,375    Zale Corp. (b)..............................................      6,998,063
                                                                            -------------
                                                                               22,317,945
                                                                            -------------

              DIVERSIFIED (16.9%):
       115    Berkshire Hathaway, Inc. - Class A (b)......................      8,366,250
     7,554    Berkshire Hathaway, Inc. - Class B (b)......................     18,303,342
 1,000,125    Cendant Corp. (b)...........................................     10,481,310
                                                                            -------------
                                                                               37,150,902
                                                                            -------------

              FINANCE RELATED (11.7%):
   216,725    Ambac Financial Group, Inc. ................................     12,188,614
   105,575    Certegy, Inc. (b)...........................................      2,591,866
   183,050    Equifax, Inc. ..............................................      4,235,777
   239,975    Household International, Inc. ..............................      6,673,705
                                                                            -------------
                                                                               25,689,962
                                                                            -------------

              HEALTHCARE (9.2%):
   178,605    Merck & Co., Inc. ..........................................     10,110,829
   454,550    Schering-Plough Corp. ......................................     10,091,010
                                                                            -------------
                                                                               20,201,839
                                                                            -------------

              INSURANCE (10.5%):
   102,975    AFLAC, Inc. ................................................      3,101,607
   164,000    PartnerRe Ltd. .............................................      8,498,480
   149,825    XL Capital Ltd. - Class A...................................     11,573,981
                                                                            -------------
                                                                               23,174,068
                                                                            -------------

              MARKETING SERVICES (4.2%):
   654,550    The Interpublic Group of Cos., Inc. ........................      9,216,064
                                                                            -------------

              MEDIA (17.8%):
   857,425    AOL Time Warner, Inc. (b)...................................     11,232,267
   227,025    Dow Jones & Co., Inc. ......................................      9,814,291
   133,985    The Scripps (E.W.) Co. - Class A............................     10,310,145
   460,000    The Walt Disney Co. ........................................      7,502,600
                                                                            -------------
                                                                               38,859,303
                                                                            -------------

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                               MARKET
  SHARES      COMMON STOCKS (98.3%)(CONTINUED):                                VALUE
-----------------------------------------------------------------------------------------
              TECHNOLOGY (9.4%):
    76,850    Diebold, Inc. ..............................................  $   3,167,757
   333,075    Hewlett-Packard Co. ........................................      5,782,182
   293,200    IMS Health, Inc. ...........................................      4,691,200
   175,000    Scientific-Atlanta, Inc. ...................................      2,075,500
   231,625    Waters Corp. (b)............................................      5,044,793
                                                                            -------------
                                                                               20,761,432
                                                                            -------------

              TELECOMMUNICATIONS (8.5%):
 3,010,125    Charter Communications, Inc. - Class A (b)..................      3,551,948
   671,975    Comcast Corp. - Special Class A (b).........................     15,179,915
                                                                            -------------
                                                                               18,731,863
                                                                            -------------

              TOTAL COMMON STOCKS (COST $231,031,783).....................  $ 216,103,378
                                                                            -------------

              CASH EQUIVALENTS (0.3%):
   765,407    First American Government Obligations Fund - Class S........        765,407
                                                                            -------------

              TOTAL CASH EQUIVALENTS (COST $765,407)......................  $     765,407
                                                                            -------------

              TOTAL INVESTMENTS (COST $231,797,190) (a) (98.6%)...........  $ 216,868,785

              OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)................      3,146,758
                                                                            -------------

              NET ASSETS (100.0%).........................................  $ 220,015,543
                                                                            =============

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

          Unrealized appreciation.....  $  28,883,058
          Unrealized depreciation.....    (43,811,463)
                                        -------------
          Net unrealized
           depreciation...............  $ (14,928,405)
                                        =============

        Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.

See accompanying notes to financial statements

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

The Oak Value Fund (the "Fund") is a diversified series of shares of Oak Value Trust (the "Trust"), formerly The Tuscarora Investment Trust. The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities and other assets for which no quotations are readily available are valued in good faith at fair value using methods approved by the Board of Trustees.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined using the specific identification cost method. Interest income is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

FEDERAL INCOME TAX -- It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $36,568,230.52 and $48,879,790.79 respectively, for the six months ended December 31, 2002.

4. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT -- The Fund's investments are managed by Oak Value Capital Management, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING AGREEMENTS -- BISYS Fund Services Ohio, Inc. (BISYS) serves as the administrator, transfer agent and fund accounting services agent for the Trust.

Under the terms of the Administration Agreement with the Trust, BISYS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. BISYS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets.

Under the terms of the Transfer Agency Agreement with the Trust, BISYS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BISYS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund reimburses BISYS for out-of-pocket expenses including, but not limited to, postage and supplies.

Under the terms of the Fund Accounting Agreement with the Trust, BISYS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by BISYS in obtaining valuations for the Fund's portfolio securities.

Certain trustees and officers of the Trust are also officers of the Adviser or BISYS. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

5. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended June 30, 2002, there were no income dividends paid. During the year ended June 30, 2002 the Fund paid $3,015 in long-term capital gain distributions.

During the six months ended December 31, 2002, there were no long-term capital gain distributions or income dividends paid.

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

OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

ADMINISTRATOR
BISYS Fund Services, Ohio, Inc.
3435 Stelzer Rd.
Columbus, Ohio 43219

INDEPENDENT AUDITORS
Deloitte & Touche LLP
155 East Broad Street
Columbus, Ohio 43215

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

BOARD OF TRUSTEES
George W. Brumley, III
C. Russell Bryan
John M. Day
Joseph T. Jordan, Jr.
Charles T. Manatt
Matthew F. Sauer

OFFICERS
George W. Brumley, III, President
Matthew F. Sauer, Vice President
Elba Vasquez, Vice President
Nadeem Yousaf, Treasurer
Peter M. Sullivan, Secretary
This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                               Semi-Annual Report

                               December 31, 2002
                                  (Unaudited)

                                 OAK VALUE FUND

                              WWW.OAKVALUEFUND.COM